SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K/A


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)  September 24, 1999
                                                         ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling Agreement, dated as of September 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through
Certificates, Series 1999-6)

                        ABN AMRO Mortgage Corporation
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          (Exact Name of Registrant as Specified in its Charter)


          333-57027                                  363886007
---------------------------------      ----------------------------------------
   (Commission File Number)               (I.R.S. Employer Identification No.)

         181 West Madison Street
         Chicago, Illinois                                    60602
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        (Address of Principal Executive Offices)            (Zip Code)


                                248-643-2530
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.

         Description of the Certificates and the Pooled Securities.

         On September 24, 1999, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 1999-6 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc. as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of sixteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on September 1, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $400,016,424 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated September 24, 1999, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-P, Class A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated July 27, 1998, and a Prospectus Supplement, dated September 21, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated September 21, 1999, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated September 24, 1999 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

         This Amendment on Form 8-K/A amends the Form 8-K filed October 5, 1999 and supplements the Pooling and Servicing Agreement filed as exhibit
4.1 thereto, with the filing of the Form of Special Serving Agreement, attached hereto as exhibit 4.1/A, which has been included as Exhibit R to the Pooling and Servicing Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


Exhibit
  No.             Document Description
-------
4.1/A             Form of Special Servicing Agreement included as Exhibit R
                  to the Pooling and Servicing Agreement dated as of September 1, 1999, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer and
                  Chase Bank of Texas, National Association as trustee.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ABN AMRO MORTGAGE CORPORATION

                                     (Registrant)




Dated: November 5, 1999           By: /s/ Maria Fregosi
                                    ---------------------------------------
                                     Name: Maria Fregosi
                                     Title: First Vice-President

                               INDEX TO EXHIBITS



Exhibit
  No.             Document Description
-------           --------------------

4.1/A Form of Special Servicing Agreement included as Exhibit R to the Pooling and Servicing Agreement dated as of September 1, 1999, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer and Chase Bank of Texas, National Association as trustee.

                               EXHIBIT 4.1/A